                         FIRST AMENDMENT TO LOAN AGREEMENT


     This FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), made and entered into as of November 30, 1998, is by and between Cogeneration Corporation of America, formerly known as NRG Generating (U.S.) Inc., a Delaware corporation ("CogenAmerica"), and CogenAmerica Funding Inc., formerly known as NRGG Funding Inc., a Delaware corporation (each a "Borrower" and collectively, the "Borrowers"), and NRG Energy, Inc., a Delaware corporation (the "Lender").

                                      RECITALS

     1. The Lender and the Borrowers entered into a Supplemental Loan Agreement dated as of December 10, 1997 (the "Loan Agreement"); and

     2. The Borrowers desire to amend certain provisions of the Loan Agreement, and the Lender has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                     AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement, unless the context shall otherwise require. For purposes of the Loan Agreement, CogenAmerica shall continue to be referred to as "NRGG" and CogenAmerica Funding Inc. shall continue to be referred to as "Funding".

     SECTION 2.  AMENDMENTS.  The Loan Agreement is hereby amended as follows:

          2.1  DEFINITIONS

               (a) The definitions of "Base Rate", "Funding Date," "Notes," "NRG Equity Guaranty" and "NRGG Equity Guaranty" contained in
          Section 1.01 of the Loan Agreement are amended to read in their entireties as follows:

                    "Base Rate" means (a) a rate per annum equal to the Prime
               Rate for that date PLUS one and one-half percent (1.5%) PLUS two percent (2%) during the period commencing on October 30, 1998 until such time as the Borrowers have provided the Lender with evidence, reasonably satisfactory to the Lender, that (i) the "Possible Event of Default" (as defined in the MeesPierson Waiver Letter) has been absolutely and irrevocably waived by the lenders party to the MeesPierson Credit Agreement or has been cured by NRGG, (ii) no "Event of Default" as defined in the MeesPierson Credit Agreement (nor any event or circumstance which with the giving of notice or the passage of time, or both, would constitute an "Event of Default") has occurred and is then continuing, whether or not any temporary or contingent waiver may be in effect with respect to such "Event of Default," and (iii) the "Margin" (as defined under the MeesPierson Credit Agreement) has been reduced by the lenders party to the MeesPierson Credit Agreement to the rate in effect immediately prior to October 1, 1998 and (b) for any date not falling within the period described in clause (a), a rate per annum equal to the Prime Rate for that date PLUS one and one-half percent (1.5%).

                    "Funding Date" shall mean any date upon which the Lender
               makes a Loan to the Borrowers pursuant to the terms of this Agreement.

                    "Note" means the joint and several Note of the Borrowers
               substantially in the form attached hereto as Exhibit A.

                    "NRC Equity Guaranty" shall have the meaning assigned
               thereto in Section 2.03.

                    "NRGG Equity Guaranty" shall have the meaning assigned
               thereto in Section 2.02.

               (b) Section 1.01 of the Loan Agreement is further amended by adding thereto the following definitions of "Amount Advanced," "Initial Funding Date," "MeesPierson Credit Agreement,"
          "MeesPierson Waiver Letter," "NRG Morris Inc." and "Prime Rate" in correct alphabetical order:

                    "Amount Advanced" shall mean the aggregate amount of all
               Loan advances made by the Lender under this Loan Agreement, and shall not be reduced by any principal payment made by the Borrowers to the Lender.

                    "Initial Funding Date" shall mean October 30, 1998.

                    "MeesPierson Credit Agreement" shall mean that certain
               Credit Agreement dated December 17,1997 entered into by and among NRGG and MeesPierson Capital Corp. and the other lenders party thereto.

                    "MeesPierson Waiver Letter" shall mean that certain
               waiver letter between NRGG and MeesPierson Capital Corp. dated as of August 14,1998, under the MeesPierson Credit Agreement.

          "NRG Morris Inc." shall mean CogenAmerica Morris Inc., formerly known as NRG Morris Inc., a Delaware corporation.

                    "Prime Rate" shall mean at the time any determination
               thereof is to be made, the fluctuating interest rate per annum announced from time to time by The Chase Manhattan Bank, New York, New York, as its "Prime Rate" (or, if otherwise denominated, such bank's reference rate for interest rate calculations on general commercial loans), which rate is not necessarily the lowest or best rate which such bank may at any time and from time to time charge any of its customers.

          2.2 LOAN. Section 2.01 of the Loan Agreement is amended to read in its entirety as follows:

          Section 2.01 LOAN. Subject to the terms and conditions hereof, the Lender agrees to make one or more loans to the Borrowers, each on a Funding Date prior to March 31, 1999, in an aggregate principal amount with respect to all such loans not to exceed $22,000,000 (individually or collectively, as the context may require, the "Loan"). Amounts paid on the Loan may not be reborrowed.

          2.3 MATURITY. Section 2.04 of the Loan Agreement is amended to read in its entirety as follows:

               Section 2.04 MATURITY. The Loan shall mature in its entirety on December 31, 2004.

          2.4 AMORTIZATION Article 2 of the Loan Agreement is amended to add new Section 2.05(e) as follows:

               (e) If on any payment date set forth on the Amortization Schedule the Amount Advanced is less than $22,000,000, then the principal payment date shall be reduced to the amount equal to (i) the principal payment set forth on the Amortization Schedule multiplied by (ii) the ratio of (A) the Amount Advanced to (B) $22,000,000.

          2.5 CONDITIONS PRECEDENT. Article 3 of the Loan Agreement is amended by adding new Section 3.02 as follows:

                    SECTION 3.02. CONDITIONS TO ADDITIONAL LOANS AFTER THE INITIAL FUNDING DATE. The obligation of the Lender on any Funding Date after the Initial Funding Date to make any additional Loan is subject to the satisfaction, or waiver by the Lender, immediately prior to or concurrent with the making of such Loan (or at such other time specified below), of the following conditions:

                         (a) RESOLUTIONS; NOTICE OF BORROWING. The Lender shall have received from the Borrowers a copy of the resolutions of the Board of Directors of each Borrower authorizing the requested borrowing, certified as true and accurate by the Secretary or Assistant Secretary of each Borrower, and, at least three Business Days prior to the Funding Date, the signed notice of borrowing specified in Section 2.07, in form and substance satisfactory to the Lender. The notice of borrowing shall include (i) an acknowledgment by the Borrowers of the outstanding amounts of principal of and accrued interest on the Note and (ii) a certification from each Borrower that all conditions precedent to funding have been satisfied.

                         (b) OPINION OF COUNSEL. The Lender shall have received an opinion of counsel to the Borrowers and to NRG Morris Inc. in form and substance satisfactory to the Lender.

                         (c)  REPRESENTATIONS TRUE; NO DEFAULT.  Each
                    representation and warranty of the Borrowers hereunder and under the Pledge Agreement and the other Credit Documents shall be accurate and complete in all material respects as of each Funding Date and no Default or Event of Default shall have occurred hereunder.

                         (d) FEES AND EXPENSES. The Borrowers shall have paid to the Lender the fees and expenses set forth in
                    Section 9.04 and all reasonable costs and expenses incurred by the Lender in connection with the making of any Loan on any Funding Date, including the reasonable fees and disbursements of counsel to the Lender.

          2.6  ARTICLE 6.

          (a) The opening paragraph of Article 6 of the Loan Agreement is amended to read in its entirety as follows:

               The Borrowers hereby covenant and undertake with the Lender that, from the date hereof and so long as any principal, interest or other moneys are owing in respect of this Agreement, under the Note or under any of the Security Documents or so long as the fall amount of the Loan has not been drawn pursuant to Section 2.01:

          (b)  Article 6 of the Loan Agreement is further amended to add new
     Section 6.01(s) as follows:


               (s) Promptly upon obtaining knowledge thereof (and in any event within five (5) days thereof), inform the Lender of the occurrence of (i) any event which would constitute an "Event of Default" under and as defined in the MeesPierson Credit Agreement or of any event which, with the giving of notice or lapse of time, or both, would constitute an "Event" of Default" thereunder, (ii) receipt of any notice from MeesPierson Capital Corp. that (A) an "Event of Default" has occurred under the MeesPierson Credit Agreement, (B) an event which, with the giving of notice or lapse of time, or both, would constitute an "Event of Default" thereunder has occurred, or (C) any waiver or forbearance of any "Event of Default" thereunder has expired or been terminated, (iii) receipt by NRGG of any agreement or notice from MeesPierson Capital Corp., or from any other lender party to the MeesPierson Credit Agreement, waiving any term, condition, representation or covenant applicable to NRGG under the MeesPierson Credit Agreement or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein, or consenting to any modification of the obligations or duties of NRGG with respect to the same, and (iv) any change in the status or terms of the financial accommodations extended under the MeesPierson Credit Agreement, including without limitation, any change with respect to or affecting the MeesPierson Waiver Letter.

          2.7 ACCELERATION. Section 7.02 of the Loan Agreement is amended to read in its entirety as follows:

               SECTION 7.02. ACCELERATION. If an Event of Default (other than an Event of Default specified in Section 7.01(5) or (6) with respect to a Borrower) occurs and is continuing, the Lender by notice to a Borrower may declare the principal of and accrued interest on the Loan to be due and payable and may terminate any obligation of the Lender to make any Loans pursuant to Article 2 or any Section thereof. Upon such declaration, all outstanding principal of and accrued interest on the Loan shall be due and payable immediately. If an Event of Default specified in Section 7.01(5) or (6) with respect to a Borrower occurs, the principal of and interest on the Loans shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Lender and, unless the Lender otherwise elects, any obligation of the Lender to make any Loans pursuant to Article 2 or any Section thereof shall terminate. The Lender by notice to a Borrower may rescind an acceleration or any termination of obligation to extend credit and the consequences of either such action. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          2.8 FUNDING DATE. All references to "Funding Date" in Sections 5(i) (Insurance), 5(1) (ERISA), 6.01(p) (Maintenance of Insurance). 7.03 (Default and Remedies) and 7.04 (Other Remedies) shall be amended to refer to "Initial Funding Date".

          2.9 FEES. Sections 9.04(a) and (b) of the Loan Agreement are amended by deleting the term "Funding Date" as it appears therein and inserting in lieu thereof the term "Initial Funding Date".

          2.10 AMENDED NOTE. Exhibit A to the Loan Agreement is hereby amended to read as set forth on EXHIBIT A-1 attached to this Amendment which is made a part of the Loan Agreement as Exhibit A thereto.

     SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

          3.1 This Amendment and the promissory note in the form of EXHIBIT A-1 hereto (the "Amended Note") each duly executed by the Borrowers.

          3.2 A copy of the resolutions of the Board of Directors of each Borrower authorizing the execution, delivery and performance of this Amendment and the Amended Note certified as true and accurate by its Secretary or Assistant Secretary, along with a copy of the Bylaws of each Borrower and a certification by such Secretary or Assistant Secretary (i) certifying that the Bylaws of such Borrower delivered therewith are true and accurate, and (ii) identifying each officer of such Borrower authorized to execute this Amendment, the Amended Note and any other instrument or agreement executed by such Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

          3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment, including without limitation, the consent of the lenders to the MeesPierson Credit Agreement and MeesPierson Capital Corp. as "Agent" pursuant to the terms and conditions of that certain Subordination Agreement dated as of December 10, 1997, made by the Lender in favor of MeesPierson Capital Corp. and the lenders party to the MeesPierson Credit Agreement and the consent of The Chase Manhattan Bank as Collateral Agent pursuant to the terms and conditions of that certain Subordination Agreement dated as of December 12, 1997 made by the Lender in favor of The Chase Manhattan Bank as Collateral Agent.

          3.4 An opinion of counsel to the Borrowers and to NRG Morris Inc., addressed to the Lender and dated the date of execution and delivery of this Amendment, covering the matters set forth in EXHIBIT B hereto, duly executed by said counsel.

          3.5 A good standing certificate for the Borrowers from the State of Delaware and from all other States in which the Borrowers are doing business issued in each case as of a date satisfactory to the Lender.

          3.6 A certificate of a responsible officer of each Borrower certifying as to the matters set forth in Section 4.1 below.

          3.7 The Borrowers shall have satisfied such other conditions as specified by the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Loan Agreement and the Amendment Documents.

     SECTION 4.  REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

          4.1  REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT.
     The Borrowers hereby represent that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Loan Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Loan Agreement, and (b) there will exist no Default or Event of Default under the Loan Agreement as amended by this Amendment which is not subject to a written waiver executed by the Lender or with respect to which the Lender has not agreed in writing to forbear.

          4.2 AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any lien or encumbrance on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Lender. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Amendment Documents or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which such Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Lender.

          4.3 NO ADVERSE CLAIM. The Borrowers warrant, acknowledge and agree that no events have been taken place and no circumstances exist at the date hereof which would give either Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the Borrowers' obligations under the Loan Agreement as amended by this Amendment.

          4.4. MEESPIERSON CREDIT AGREEMENT. The Borrowers represent and warrant that they have delivered to the Lender true and correct copies of all material documents in connection with the MeesPierson Credit Agreement and the obligations thereunder, including, without limitation, all waiver and forbearance agreements, and that such documents and agreements, in the respective forms delivered to the Lender, embody the entire agreements and understandings between the parties thereto with respect to the matters therein and remain in full force and effect without supplement, amendment or other modification.

     SECTION 5. AFFIRMATION OF LOAN AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. The Lender and the Borrowers each acknowledge and affirm that the Loan Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Loan Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Loan Agreement are hereby amended and shall refer to the Loan Agreement as amended by this Amendment. The Borrowers confirm to the Lender that the Borrowers' obligations under the Loan Agreement, as amended by this Amendment are and continue to be secured by the security interest granted by Funding and NRG Morris Inc. in favor of the Lender under that certain Subordinated Pledge and Security Agreement dated as of December 10, 1997, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Loan Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers. Funding hereby ratifies and reaffirms all terms, conditions and provisions of the Assignment and Assumption Agreement. NRGG hereby ratifies and reaffirms all terms, conditions and provisions of the NRGG Equity Guaranty.

     SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment and the Amended Note, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto, including without limitation, that certain Note of the Borrowers dated October 30, 1998 in the principal amount of $8,902,750.59 and payable to the order of the Lender and that certain loan request made by the Borrowers by letter dated October 30, 1998, with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

     SECTION 7. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

     SECTION 8. SUCCESSORS. The Amendment Documents shall be binding upon the Borrowers and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Lender and the successors and assigns of the Lender.

     SECTION 9. LEGAL EXPENSES. The Borrowers agree to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, special counsel for the Lender) incurred in connection with the Loan Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall be joint and several and shall survive any termination of the Loan Agreement.

     SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment,

     SECTION 11. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

     SECTION 11 GOVERNING LAW.  THE AMENDMENT DOCUMENTS SHALL BE

GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


BORROWER:                     COGENERATION CORPORATION OF
                              AMERICA, formerly known as NRG
                              Generating (U.S.) Inc.


                              By:       /s/ Timothy P. Hunstad
                                  --------------------------------

                              Title:         VP & CFO
                                  --------------------------------


BORROWER:                     COGENAMERICA FUNDING INC., formerly
                              known as NRGG Funding Inc.


                              By:       /s/ Timothy P. Hunstad
                                  --------------------------------
                              Title:         VP & CFO
                                  --------------------------------


LENDER:                       NRG ENERGY, INC.


                              By:       Brian Bird
                                  --------------------------------
                              Title:         Treasurer
                                    ------------------------------

                                                                  EXHIBIT A-1 TO
                                                                 FIRST AMENDMENT

                                                                       EXHIBIT A

                                                               November 30, 1998

                            AMENDED AND RESTATED NOTE

     FOR VALUE RECEIVED, the undersigned, COGENERATION CORPORATION OF AMERICA, formerly known as NRG Generating (U.S.) Inc., a Delaware corporation ("NRGG"), and CogenAmerica Funding Inc., formerly known as NRGG Funding Inc., a Delaware corporation ("Funding"), hereby jointly, severally and unconditionally promise to pay to the order of NRG ENERGY, INC. a Delaware corporation, or registered assigns (the "Lender"), at the office of the Lender at 1221 Nicollet Mall, Suite 700, Minneapolis, MN 53403 or by wire transfer in accordance with such instructions as the Lender may require, in lawful money of the United States of America and in immediately available funds, the principal amount of up to $22,000,000 or, if less, the aggregate unpaid principal amount of the Loan made by the Lender pursuant to Section
2.01 of the Loan Agreement referred to below (in either case, to be paid together with any accrued interest not required to be paid currently in cash), which sum shall be due and payable in such amounts and on such dates as are set forth in the Supplemental Loan Agreement, dated as of December 10, 1997 among NRGG and Funding (each a "Borrower" and collectively the "Borrowers") and the Lender (as the same may be supplemented or amended from time to time, the "Loan Agreement"; terms defined therein being used herein as so defined). The undersigned further agree to pay interest at said office or to such account, in like money, from October 30, 1998 on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.06 of the Loan Agreement.

    All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise of the holder of this Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     This note is the Note referred to in the Loan Agreement, which Loan Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified.

     This Note amends and restates that certain Note of the Borrowers dated October 30, 1998 in the principal amount of $8,902,750.59 and evidences unpaid principal in such amount and an accrued and unpaid interest thereon.

     This Note shall be construed in accordance with and governed by the laws of the State of Minnesota and any applicable laws of the United States of America.

     THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE LOAN AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE LENDER PURSUANT TO THE TERMS OF THE LOAN AGREEMENT.

     THIS NOTE IS SUBJECT TO THE SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 10,1997, AMONG NRGG, THE LENDER AND MEESPIERSON CAPITAL CORP., UNDER WHICH THIS NOTE AND NRGG'S OBLIGATIONS HEREUNDER ARE SUBORDINATED IN THE MANNER SET FORTH THEREIN TO THE PRIOR PAYMENT OF CERTAIN OBLIGATIONS TO THE HOLDERS OF SENIOR INDEBTEDNESS AS DEFINED THEREIN.

     THIS NOTE IS FURTHER SUBJECT TO THE SUBORDINATION PROVISIONS SET FOR THE IN THE SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 10, 1997, BETWEEN THE LENDER AND THE CHASE MANHATTAN BANK IN ITS CAPACITY AS COLLATERAL AGENT. A COPY OF THAT SUBORDINATION AGREEMENT IS ON FILE WITH NRGG, FUNDING AND COGENAMERICA MORRIS INC., FORMERLY KNOWN AS NRG MORRIS INC., AND IS AVAILABLE FOR INSPECTION AT THEIR RESPECTIVE OFFICES.

                              COGENERATION CORPORATION OF AMERICA



                              -------------------------------------------
                              Timothy P. Hunstad
                              Vice President and Chief Financial Officer


                              COGENAMERICA FUNDING INC.



                              -------------------------------------------
                              Timothy P. Hunstad
                              Vice President and Chief Financial Officer

                                                                    EXHIBIT B TO
                                                                 FIRST AMENDMENT


                              MATTERS TO BE COVERED BY
                                 OPINION OF COUNSEL
                                  TO THE BORROWERS


     The opinion of counsel to the Borrowers and to NRG Morris Inc. (the Borrowers and NRG Morris Inc. from time to time being referred to, collectively, as the "Loan Parties") and which is called for by Article 3 of the Supplemental Loan Agreement, as amended by the First Amendment to Loan Agreement dated November 30, 1998 (as amended, the "Loan Agreement") shall be addressed to the Lender and dated the date upon which all other conditions to effectiveness of the First Amendment to Loan Agreement are satisfied. It shall be satisfactory in form and substance to the Lender and shall cover the matters set forth below, subject to such assumptions, exceptions and qualifications as may be acceptable to the Lender and counsel to the Lender. For purposes of the opinion of counsel the term "Transaction Documents" shall mean the Loan Agreement, the Amended and Restated Note of the Borrowers dated November 30, 1998 in the principal amount of $22,000,000, the Pledge Agreement (as such term and other capitalized terms used herein and not otherwise defined herein are defined in the Loan Agreement), the Security Documents and all agreements, instruments and documents executed and delivered by the Borrowers or either of them in connection with the Loan Agreement, the Equity Commitment Guaranty dated as of December 10, 1997 made by NRGG in favor of the Lender and the Assignment and Assumption Agreement dated as of December 10, 1997 between the Lender and Funding.

     (i) Each Loan Party is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has and had at the time of entry into the Transaction Documents all requisite corporate power and authority to carry on its business as now conducted, to enter into the Transaction Documents executed by it and to perform all of its obligations under each and all of the foregoing. Each Loan Party is duly qualified and in good standing as a corporation in the State of Delaware and as a foreign corporation in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would permanently preclude the Borrower from enforcing its rights with respect to any material asset or expose the Borrower to material liability.

     (ii) The execution, delivery and performance by each Loan Party of the Transaction Documents have been duly authorized by all necessary corporate action by such Loan Party.

     (iii) The Transaction Documents constitute the legal, valid and binding obligations of each Loan Party executing the same, enforceable against such Loan Party in accordance with their respective terms.

     (iv) The execution, delivery and performance by each Loan Party of the Transaction Documents executed by it did not and will not (i) violate any provision of any law, statute, rule or regulation or, to the best knowledge of such counsel, any order, writ judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to such Loan Party, (ii) violate or contravene any provision of the

Certificate of Incorporation or bylaws of such Loan Party, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement lease or instrument known to such counsel to which such Loan Party is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

     (v) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority was or is required on the part of any Loan Party to authorize, or was or is required in connection with the execution, delivery either performance of, or the legality, validity, binding effect or enforceability of, the Transaction Documents, except for any necessary filing or recordation of or with respect to any of the Security Documents.

     (vi) The best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting any Loan Party or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which (i) challenge the legality, validity or enforceability of the Transaction Documents, or (ii) if determined adversely to a Loan Party, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of such Loan Party and its Subsidiaries as a consolidated enterprise or on the ability of such Loan Party to perform its obligations under the Transaction Documents.

     (vii) The Pledge Agreement creates the lien it purports to create upon the properties and interests specifically described therein. The descriptions of properties and interests in the Security Documents and any related financing statements are adequate for the purpose of such instruments and for perfection of the liens of the Lender. The filing of the Uniform Commercial Code financing statements executed by Funding and by NRG Morris Inc. and filed in [describe filing office] on [state dates of filings] perfected the Liens created under the Pledge Agreement and such Liens continue to be perfected on the date hereof.